Exhibit 99.1

MarkWest Energy Partners, L.P.	Contact:	Frank Semple, Chairman, President & CEO
1515 Arapahoe Street		Nancy Buese, Senior VP and CFO
Tower 1, Suite 1600		Dan Campbell, VP of Finance & Treasurer
Denver, Colorado 80202	Phone:	(866) 858-0482
	E-mail:	investorrelations@markwest.com

MarkWest Energy Partners Announces Public Offering of Common Units

DENVER—July 7, 2011—MarkWest Energy Partners, L.P. (NYSE: MWE) announced today that it is commencing a public offering of 3,200,000 common units.  The Partnership intends to grant the underwriters a 30-day option to purchase a maximum of 480,000 additional common units to cover over-allotments, if any.  The Partnership intends to use the net proceeds from the offering, as well as any exercise of the underwriters’ over-allotment option, to repay amounts outstanding under its revolving credit facility and partially fund its ongoing capital expenditure program.

BofA Merrill Lynch, Citi, Wells Fargo Securities and RBC Capital Markets are acting as joint book-running managers for the offering.  The offering is being made only by means of a prospectus supplement and accompanying base prospectus.  A copy of the prospectus supplement and accompanying base prospectus associated with this offering may be obtained from the underwriters as follows:

BofA Merrill Lynch

Attn: Prospectus Department

4 World Financial Center

New York, NY 10080

Email: dg.prospectus_requests@baml.com

Citi

Attention: Prospectus Dept.

Brooklyn Army Terminal

140 58th Street, 8th floor,

Brooklyn, NY, 11220

Toll-free number: (800) 831-9146

Email: batprospectusdept@citi.com

Wells Fargo Securities

Attention: Equity Syndicate Dept.

375 Park Ave.

New York, NY, 10152

Toll-free number: (800) 326-5897

Email: cmclientsupport@wellsfargo.com

RBC Capital Markets

Attn: Equity Syndicate

Three World Financial Center

200 Vesey Street, 8th Floor

New York, New York 10281

Telephone: (877) 822-4089

An electronic copy of the preliminary prospectus supplement and the accompanying base prospectus is available from the Securities and Exchange Commission’s (SEC) web site at http://www.sec.gov.  The common units are being offered pursuant to an effective shelf registration statement that the Partnership previously filed with the SEC.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such state.

###

MarkWest Energy Partners, L.P. is a master limited partnership engaged in the gathering, transportation, and processing of natural gas; the transportation, fractionation, marketing, and storage of natural gas liquids; and the gathering and transportation of crude oil. MarkWest has extensive natural gas gathering, processing, and transmission operations in the southwest, Gulf Coast, and northeast regions of the United States, including the Marcellus Shale, and is the largest natural gas processor in the Appalachian region.

This press release includes “forward-looking statements.”  All statements other than statements of historical facts included or incorporated herein may constitute forward-looking statements.  Actual results could vary significantly from those expressed or implied in such statements and are subject to a number of risks and uncertainties.  Although MarkWest believes that the expectations reflected in the forward-looking statements are reasonable, MarkWest can give no assurance that such expectations will prove to be correct.  The forward-looking statements involve risks and uncertainties that affect operations, financial performance, and other factors as discussed in filings with the Securities and Exchange Commission.  Among the factors that could cause results to differ materially are those risks discussed in the periodic reports filed with the SEC, including MarkWest’s Annual Report on Form 10-K for the year ended December 31, 2010.  You are urged to carefully review and consider the cautionary statements and other disclosures made in those filings, specifically those under the heading “Risk Factors.”  MarkWest does not undertake any duty to update any forward-looking statement except as required by law.